EXHIBIT 10.5

To:    Deutsche Bank AG, London Branch
Winchester House
1 Great Winchester Street
London EC2N 2DB

Re:    Calculation Agent Adjustment Notice

Date:    August 30, 2011
_____________________________________________________________________________________

Ladies and Gentlemen:

We are in receipt of the Calculation Agent Adjustment Notice (the “Notice”) dated June 29, 2011 sent by the Calculation Agent to us. Capitalized terms not otherwise defined in this letter will have their definitions set forth in the Notice.
We agree that the table set forth in the Notice under “Tender Offer Adjustment” is hereby superseded with the following revised Strike Price Adjustments (the “Revised Strike Price Adjustments”):

	Deutsche Reference Number	Old Strike Price	New Strike Price
2014 Warrants	328335	$38.50	$26.40
2015 Warrants (Base)	375283	$27.03	$24.00
2015 Warrants (Additional)	376539	$27.03	$24.00

We acknowledge and accept that neither this letter nor the Revised Strike Adjustments limit or modify the other provisions of the Confirmations.

Very truly yours,

SUNPOWER CORPORATION

By: /s/ Dennis Arriola
Name: Dennis Arriola
Title: EVP & Chief Financial Officer

77 Rio Robles	SUNPOWER	P: 1.408.240.5500
San Jose, CA 95134-1850 USA	www.sunpowercorp.com	F: 1.408.240.5400

Agreed and accepted:

DEUTSCHE BANK AG, LONDON BRANCH,
as Calculation Agent

By: /s/ Lars Kestner
Name: Lars Kestner
Title: Managing Director

By: /s/ Michael Sanderson
Name: Michael Sanderson
Title: Managing Director

77 Rio Robles	SUNPOWER	P: 1.408.240.5500
San Jose, CA 95134-1850 USA	www.sunpowercorp.com	F: 1.408.240.5400